                                                               Exhibit 99(h)(13)

We, the undersigned Trustees of the following investment company:

Financial Investors Trust


hereby severally constitute and appoint Erin E. Douglas, Secretary to Financial Investors Trust, with full power of substitution, and with full power to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

By signing below, the Trustees of Financial Investors Trust severally revoke any prior Power of Attorney with respect to the subject matter set forth above.

WITNESS our hands on this 15th day of June 2004.


/s/ W. Robert Alexander                             /s/ Mary K. Anstine
------------------------------------                ----------------------------
W. Robert Alexander                                 Mary K. Anstine


/s/ John R. Moran, Jr.                              /s/ Edwin B. Crowder
------------------------------------                ----------------------------
John R. Moran, Jr.                                  Edwin B. Crowder


/s/Robert E. Lee
------------------------------------
Robert E. Lee

                               PROPOSED RESOLUTION

            Approval of Trustees Giving Erin E. Douglas, Secretary to
                 Financial Investors Trust, Power of Attorney to
                  Sign Registration Statements on Their Behalf

RESOLVED, that the Trustees give Erin E. Douglas, Secretary to Financial Investors Trust, Power of Attorney to sign Registration Statements on their behalf as evidenced by their signature on the attached document.